UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2006

PremierWest Bancorp
 (Exact Name of Registrant as specified in its charter)

Oregon	333 - 96209	93-1282171
(State or other	(Commission File Number)	(IRS Employer
jurisdiction		Identification No.)
of incorporation)

                503 Airport Road, Medford, Oregon                                                                                      97501
                Address of Principal Executive Office                                                                                                            Zip Code

Registrant's telephone number including area code 541-618-6003

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

            On February 27, 2006, PremierWest Bancorp issued a press release announcing a 5% stock dividend payable on June 29, 2006 to shareholders of record June 1, 2006. All of the information in the press release, appearing in Exhibit 99.1, is not filed but is furnished pursuant to Regulation FD.

Item 9.01     Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits:
99.1 Press Release

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERWEST BANCORP (Registrant)

Date: February 27, 2006	By:	/s/ Tom Anderson Tom Anderson, Chief Financial Officer